Exhibit 4(a)
September 24, 2025

Company Order and Officers’ Certificate
$150,000,000 5.70% Senior Notes, Series O, due 2034
$750,000,000 5.85% Senior Notes, Series P, due 2055

The Bank of New York Mellon Trust Company, N.A.
311 South Wacker Drive
Suite 6200B, Floor 62, Mailbox 44
Chicago, Illinois 60606

Ladies and Gentlemen:

Pursuant to Article Two of the Indenture, dated as of September 1, 2017 (as it may be amended or supplemented, the “Indenture”), from AEP Texas Inc. (the “Company”) to The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), and the Board Resolutions dated August 18, 2023, copies of which certified by the Secretary or an Assistant Secretary of the Company are being delivered herewith under Section 2.01 of the Indenture, and unless otherwise provided in a subsequent Company Order pursuant to Section 2.04 of the Indenture,

1.    The Company’s 5.70% Senior Notes, Series O, due 2034 (the ‘Series O Notes”) are hereby reopened. The additional Series O Notes shall be in substantially the form attached hereto as Exhibit 1.

2.    The Company’s 5.85% Senior Notes, Series P, due 2055 (the “Series P Notes”, together with the Series O Notes, the “Notes”) are hereby established. The Series P Notes shall be in substantially the form attached hereto as Exhibit 2.

3.    The terms and characteristics of the Series P Notes shall be as follows (the numbered clauses set forth below corresponding to the numbered subsections of Section 2.01 of the Indenture, with terms used and not defined herein having the meanings specified in the Indenture):

(i)    The aggregate principal amount of the Series P Notes, which may be authenticated and delivered under the Indenture shall be limited $750,000,000, except as contemplated in Section 2.01(i) of the Indenture and except that such principal amount may be increased from time to time; all the Series P Notes need not be issued at the same time and the series may be reopened at any time, without the consent of any securityholder, for issuance of additional Series P Notes, which Series P Notes will have the same interest rate, maturity and other terms as those initially issued (other than the date of issuance, the issue price and, in some circumstances, the initial interest accrual date and the initial interest payment date);

(ii)    The date on which the principal of the Series P Notes shall be payable shall be October 15, 2055;

(iii)    Interest on the Series P Notes shall accrue from the date of authentication of the Series P Notes; the Interest Payment Dates on which such interest will be payable for the Series P Notes shall be April 15 and October 15, and the Regular Record Date for the determination of holders to whom interest is payable on any such Interest Payment Date shall be the April 1 or October 1, respectively, provided that the first Interest Payment Date for the Series P Notes shall be April 15, 2026; and interest payable on the Stated Maturity Date or any Redemption Date for the Series P Notes shall be paid to the Person to whom principal shall be paid;

(iv)    The interest rate at which the Series P Notes shall bear interest shall be 5.85% per annum;

(v)    The Series P Notes may be redeemed by the Company at its option, in whole at any time or in part from time to time, upon not less than ten but not more than sixty days’ prior notice (either by mail or in compliance with the applicable procedures of DTC).

Prior to April 15, 2055 (six months prior to the maturity date of the Series P Notes (the “Series P Par Call Date”)), the Company may redeem the Series P Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Series P Notes matured on the Series P Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate applicable to the Series P Notes plus 20 basis points less (b) interest accrued to the redemption date; and 100% of the principal amount of the Series P Notes to be redeemed, plus, in each case, accrued and unpaid interest thereon to, but excluding the redemption date.

On or after the Series P Par Call Date, the Company may redeem the Series P Notes at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Series P Notes to be redeemed, plus accrued and unpaid interest thereon to but excluding the date redemption date.

    “Treasury Rate” means, with respect to any redemption date, the yield determined by us in accordance with the following two paragraphs.

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The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable:

•the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Series P Par Call Date (the “Remaining Life”); or

•if there is no such Treasury constant maturity on H.15 exactly equal to the applicable Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than such Remaining Life—and shall interpolate to the Series P Par Call Date, on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or

•if there is no such Treasury constant maturity on H.15 shorter than or longer than the applicable Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to such Remaining Life. For purposes of this clause, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to the Series P Par Call Date. If there is no United States Treasury security maturing on the Series P Par Call Date, but there are two or more United States Treasury securities with a maturity date equally distant from such Par Call Date, one with a maturity date preceding such Par Call Date and one with a maturity date following such Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding such Par Call Date. If there are two or more United States Treasury securities maturing on the Series P Par Call Date, or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms
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of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The Trustee shall have no obligation or duty whatsoever to determine, or to verify the Company’s calculations of, the redemption price.

(vi)     (a) the Series P Notes shall be issued in the form of a Global Note for each respective series of notes; (b) the Depositary for such Global Note shall be The Depository Trust Company; and (c) the procedures with respect to transfer and exchange of Global Notes shall be as set forth in the form of the Series P Note attached hereto;

(vii)    the title of the Series P Notes shall be “5.85% Senior Notes, Series P, due 2055”;

(viii)    the form of the Series P Notes shall be as set forth in Paragraph 1, above;

(ix)    not applicable;

(x)    the Series P Notes may be subject to a Periodic Offering;

(xi)    not applicable;

(xii)    not applicable;

(xiii)    not applicable;

(xiv)    the Series P Notes shall be issuable in minimum denominations of $2,000 and any integral multiple of $1,000 in excess thereof;

(xv)    not applicable;

(xvi)    the Series P Notes shall not be issued as Discount Securities;

(xvii)    not applicable;

(xviii)    not applicable;

(xix)    Limitations on Liens:

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So long as any of the Series P Notes are outstanding, the Company will not create or suffer to be created or to exist any mortgage, pledge, security interest, or other lien (collectively, “Liens”) on any of the Company’s utility properties or tangible assets now owned or hereafter acquired to secure any indebtedness for borrowed money (“Secured Debt”), without providing that such Series P Notes will be similarly secured. This restriction does not apply to the Company’s subsidiaries, nor will it prevent any of them from creating or permitting to exist Liens on their property or assets to secure any Secured Debt. In addition, this restriction does not prevent the creation or existence of:

•Liens on property existing at the time of acquisition or construction of such property (or created within one year after completion of such acquisition or construction), whether by purchase, merger, construction or otherwise, or to secure the payment of all or any part of the purchase price or construction cost thereof, including the extension of any Liens to repairs, renewals, replacements substitutions, betterments, additions, extensions and improvements then or thereafter made on the property subject thereto;

•Financing of the Company’s accounts receivable for electric service;

•Any extensions, renewals or replacements (or successive extensions, renewals or replacements), in whole or in part, of liens permitted by the foregoing clauses; and

•The pledge of any bonds or other securities at any time issued under any of the Secured Debt permitted by the above clauses.

In addition to the permitted issuances above, Secured Debt not otherwise so permitted may be issued in an amount that does not exceed 15% of Net Tangible Assets as defined below.

“Net Tangible Assets” means the total of all assets (including revaluations thereof as a result of commercial appraisals, price level restatement or otherwise) appearing on the Company’s balance sheet, net of applicable reserves and deductions, but excluding goodwill, trade names, trademarks, patents, unamortized debt discount and all other like intangible assets (which term shall not be construed to include such revaluations), less the aggregate of the Company’s current liabilities appearing on such balance sheet. For purposes of this definition, the Company's balance sheet does not include assets and liabilities of the Company’s subsidiaries.

    This restriction also will not apply to or prevent the creation or existence of leases made, or existing on property acquired, in the ordinary course of business; and

(xx)    Certain Tax Information.

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In order to comply with applicable tax laws (inclusive of rules, regulations and interpretations promulgated by competent authorities) related to the Indenture, this Company Order and Officers’ Certificate and the Series P Notes in effect from time to time (“Applicable Law”) that a foreign financial institution, issuer, trustee, paying agent or other party is or has agreed to be subject to, the Company agrees (i) to provide to the Trustee sufficient information about the parties and/or transactions (including any modification to the terms of such transactions) so the Trustee can determine whether it has tax related obligations under Applicable Law and (ii) that the Trustee shall be entitled to make any withholding or deduction from payments to the extent necessary to comply with Applicable Law for which the Trustee shall not have any liability.

4.    You are hereby requested to authenticate on the date hereof $150,000,000 aggregate principal amount of 5.70% Senior Notes, Series O, due 2034 and $750,000,000 aggregate principal amount of 5.85% Senior Notes, Series P, due 2055, each of the Notes executed by the Company and delivered to you concurrently with this Company Order and Officers’ Certificate, in the manner provided by the Indenture.

5.    You are hereby requested to hold the Notes as custodian for DTC in accordance with the Blanket Issuer Letter of Representations dated September 19, 2017, from the Company to DTC.

6.    Concurrently with this Company Order and Officers’ Certificate, an Opinion of Counsel under Sections 2.04 and 13.06 of the Indenture is being delivered to you.

7.    The undersigned, Marc B. Hunter and David C. House, the Assistant Treasurer and Assistant Secretary, respectively, of the Company do hereby certify that:

(i)The form and terms of the Notes have been established in conformity with the provisions of the Indenture;

(ii)    We have read the relevant portions of the Indenture, including without limitation the conditions precedent provided for therein relating to the action proposed to be taken by the Trustee as requested in this Company Order and Officers’ Certificate, and the definitions in the Indenture relating thereto;

(iii)    We have read the Board Resolutions of the Company and the Opinion of Counsel referred to above;

(iv)    We have conferred with other officers of the Company, have examined such records of the Company and have made such other investigation as we deemed relevant for purposes of this certificate;

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(v)    In our opinion, we have made such examination or investigation as is necessary to enable us to express an informed opinion as to whether or not such conditions have been complied with; and

(vi)    On the basis of the foregoing, we are of the opinion that all conditions precedent provided for in the Indenture relating to the action proposed to be taken by the Trustee (including the authentication and delivery of the Notes) as requested herein have been complied with.

8.    The Trustee and Paying Agent shall have the right to accept and act upon instructions, including funds transfer instructions (“Instructions”) given pursuant to the Indenture and delivered using Electronic Means (as defined below); provided, however that the Company shall provide to the Trustee and Paying Agent an incumbency certificate listing officers with the authority to provide such Instructions (“Authorized Officers”) and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Company whenever a person is to be added or deleted from the listing or promptly upon reasonable request of the Trustee. If the Company elects to give the Trustee and the Paying Agent Instructions using Electronic Means and the Trustee and Paying Agent, each in their reasonable discretion elect to act upon such Instructions, their reasonable understanding of such Instructions shall be deemed controlling. The Company understands and agrees that the Trustee and Paying Agent shall be entitled to reasonably presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee and Paying Agent have been sent by such Authorized Officer. The Company shall establish reasonable procedures to ensure that only Authorized Officers transmit such Instructions to the Trustee and Paying Agent and that the Company and all Authorized Officers shall safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys provided to the Company. The Trustee and Paying Agent shall use reasonable efforts to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys provided to the Trustee in accordance with its regular procedures. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from their reasonable reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Company agrees: (i) to assume all risks arising out of the use of the Electronic Means it selects to submit Instructions to the Trustee and Paying Agent , including without limitation the risk of the Trustee and Paying Agent acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and Paying Agent and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee and Paying Agent immediately upon learning of any compromise or unauthorized use of the security procedures. “Electronic Means” shall mean the following communications methods: e-mail, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee and Paying Agent, or another method or system specified by the Trustee and Paying Agent as available for use in connection with its services hereunder.
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As used herein, in the Indenture and in the Notes, the words “execution,” “authentication,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Officers' Certificate or any document to be signed in connection with this Officers' Certificate shall be deemed to include manual, facsimile, or electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by manual, facsimile or electronic means. At least one officer shall execute the Notes on behalf of the Issuer and the Trustee shall authenticate the Notes in each instance by manual, electronic or facsimile signature.

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Kindly acknowledge receipt of this Company Order and Officers’ Certificate, including the documents listed herein, and confirm the arrangements set forth herein by signing and returning the copy of this document attached hereto.

Very truly yours,

AEP TEXAS INC.

By:     /s/ Marc B. Hunter
Marc B. Hunter
Assistant Treasurer

By:     /s/ David C. House
David C. House
Assistant Secretary

Acknowledged by Trustee:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:     /s/ Ann Dolezal
Authorized Signatory

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Exhibit 1

Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate to be issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein. Except as otherwise provided in Section 2.11 of the Indenture, this Security may be transferred, in whole but not in part, only to another nominee of the Depository or to a successor Depository or to a nominee of such successor Depository.

No. R-2

AEP TEXAS INC.
5.70% Senior Notes, Series O, due 2034

CUSIP/ISIN: 00108W AT7 / US00108WAT71			Original Issue Date: September 24, 2025

Stated Maturity: May 15, 2034			Interest Rate: 5.70%

Principal Amount: $150,000,000

Redeemable:	Yes	No
In Whole:	Yes	No
In Part:	Yes	No

    AEP TEXAS INC., a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the Principal Amount specified above on the Stated Maturity specified above, and to pay interest on said Principal Amount from the Original Issue Date specified above or from the most recent interest payment date (each such date, an “Interest Payment Date”) to which interest has been paid or duly provided for, semi-annually in arrears on May 15 and November 15 in each year, commencing on November 15, 2025, at the Interest Rate per annum specified above, until the Principal Amount shall have been paid or duly provided for. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

    The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, as provided in the Indenture, as hereinafter defined, shall be paid to the Person in whose name this Note (or one or more Predecessor Securities) shall have been registered at the close of business on the Regular Record Date with respect to such Interest Payment Date, which shall be the May 1 or November 1 (whether or not a Business Day) prior to such Interest Payment Date, provided that interest payable on the Stated Maturity or any redemption date shall be paid to the Person to whom principal is paid. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid as provided in said Indenture.

    If any Interest Payment Date, any redemption date or Stated Maturity is not a Business Day, then payment of the amounts due on this Note on such date will be made on the next succeeding Business Day, and no interest shall accrue on such amounts for the period from and after such Interest Payment Date, redemption date or Stated Maturity, as the case may be, with the same force and effect as if made on such date. The principal of (and premium, if any) and the interest on this Note shall be payable at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, New York, in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest (other than interest payable on the Stated Maturity or any redemption date) may be made at the option of the Company by check mailed to the registered holder at such address as shall appear in the Security Register.

    This Note is one of a duly authorized series of Notes of the Company (herein sometimes referred to as the “Notes”), specified in the Indenture, all issued or to be issued in one or more series under and pursuant to an Indenture dated as of September 1, 2017 duly executed and delivered between the Company and The Bank of New York Mellon Trust Company, N.A., a national banking association formed under the laws of the United States, as Trustee (herein referred to as the “Trustee”) (such Indenture, as originally executed and delivered and as thereafter supplemented and amended being hereinafter referred to as the “Indenture”), to which Indenture and all indentures supplemental thereto or Company Orders reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes. By the terms of the Indenture, the Notes are issuable in series which may vary as to amount, date of maturity, rate of interest and in other respects as in the Indenture provided. This Note is one of the series of Notes designated on the face hereof.

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The Notes may be redeemed by the Company at its option, in whole at any time or in part from time to time, upon not less than ten but not more than sixty days’ prior notice (either by mail or in compliance with the applicable procedures of DTC).

    Prior to February 15, 2034 (three months prior to the maturity date (the “Par Call Date”)), the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate applicable to the Notes plus 20 basis points less (b) interest accrued to the redemption date; and 100% of the principal amount of the Notes to be redeemed, plus, in each case, accrued and unpaid interest thereon to, but excluding the redemption date.

On or after the Par Call Date, the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon to but excluding the date redemption date.

    “Treasury Rate” means, with respect to any redemption date, the yield determined by us in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable:

•the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or

•if there is no such Treasury constant maturity on H.15 exactly equal to the applicable Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield
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corresponding to the Treasury constant maturity on H.15 immediately longer than such Remaining Life—and shall interpolate to the Par Call Date, on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or
•if there is no such Treasury constant maturity on H.15 shorter than or longer than the applicable Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to such Remaining Life. For purposes of this clause, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date, but there are two or more United States Treasury securities with a maturity date equally distant from such Par Call Date, one with a maturity date preceding such Par Call Date and one with a maturity date following such Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding such Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date, or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The Trustee shall have no obligation or duty whatsoever to determine, or to verify the Company’s calculations of, the redemption price.

    The Company shall not be required to (i) issue, exchange or register the transfer of any Notes during a period beginning at the opening of business 15 days before the day of the mailing
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of a notice of redemption of less than all the outstanding Notes of the same series and ending at the close of business on the day of such mailing, nor (ii) register the transfer of or exchange of any Notes of any series or portions thereof called for redemption. This Global Note is exchangeable for Notes in definitive registered form only under certain limited circumstances set forth in the Indenture.

    In the event of redemption of this Note in part only, a new Note or Notes of this series, of like tenor, for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender of this Note.

    In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

    The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note upon compliance by the Company with certain conditions set forth therein.

    As described in the Company Order and Officers’ Certificate, the Company is subject to a covenant regarding making certain tax information available to the Trustee and, so long as this Note is outstanding, the Company is subject to a limitation on Liens, in each case as described therein.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes of each series affected at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Notes of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, or reduce the amount of the principal of a Discount Security that would be due and payable upon a declaration of acceleration of the maturity thereof pursuant to the Indenture, without the consent of the holder of each Note then outstanding and affected; (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, or reduce the percentage of Notes, the holders of which are required to waive any default and its consequences, without the consent of the holder of each Note then outstanding and affected thereby; or (iii) modify any provision of Section 6.01(c) of the Indenture (except to increase the percentage of principal amount of
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securities required to rescind and annul any declaration of amounts due and payable under the Notes), without the consent of the holder of each Note then outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Notes of all series at the time outstanding affected thereby, on behalf of the Holders of the Notes of such series, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture with respect to such series, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any of the Notes of such series. Any such consent or waiver by the registered Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

    No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

    As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered holder hereof on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company as may be designated by the Company accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

    Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any paying agent and any Security Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

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    No recourse shall be had for the payment of the principal of or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

    The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of the same authorized denomination, as requested by the Holder surrendering the same.

    All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

    This Note shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee, which signature may be manual, facsimile or electronic, provided any electronic signature is a true representation of the signer’s actual signature.

7

    IN WITNESS WHEREOF, the Company has caused this Instrument to be executed.

                    AEP TEXAS INC.

                    By:
Marc B. Hunter
Assistant Treasurer
Attest:

By: __________________________
David C. House
Assistant Secretary

8

CERTIFICATE OF AUTHENTICATION

    This is one of the Notes of the series of Notes designated in accordance with, and referred to in, the within-mentioned Indenture.

Dated: September 24, 2025

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By: _________________________
    Authorized Signatory

9

    FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE)

_______________________________________

________________________________________________________________

________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
________________________________________________________________
ASSIGNEE) the within Note and all rights thereunder, hereby
________________________________________________________________
irrevocably constituting and appointing such person attorney to
________________________________________________________________
transfer such Note on the books of the Issuer, with full
________________________________________________________________
power of substitution in the premises.

Dated:________________________        _________________________

NOTICE:    The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatever and NOTICE: Signature(s) must be guaranteed by a financial institution that is a member of the Securities Transfer Agents Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”) or the New York Stock Exchange, Inc. Medallion Signature Program (“MSP”).

10

Exhibit 2

Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate to be issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein. Except as otherwise provided in Section 2.11 of the Indenture, this Security may be transferred, in whole but not in part, only to another nominee of the Depository or to a successor Depository or to a nominee of such successor Depository.

No. R-1

AEP TEXAS INC.
5.85% Senior Notes, Series P, due 2055

CUSIP/ISIN: 00108W AU4 / US00108WAU45			Original Issue Date: September 24, 2025

Stated Maturity: October 15, 2055			Interest Rate: 5.85%

Principal Amount: $500,000,000

Redeemable:	Yes	No
In Whole:	Yes	No
In Part:	Yes	No

    AEP TEXAS INC., a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the Principal Amount specified above on the Stated Maturity specified above, and to pay interest on said Principal Amount from the Original Issue Date specified above or from the most recent interest payment date (each such date, an “Interest Payment Date”) to which interest has been paid or duly provided for, semi-annually in arrears on April 15 and October 15 in each year, commencing on April 15, 2026, at the Interest Rate per annum specified above, until the Principal Amount shall have been paid or duly provided for. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

    The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, as provided in the Indenture, as hereinafter defined, shall be paid to the Person in whose name this Note (or one or more Predecessor Securities) shall have been registered at the close of business on the Regular Record Date with respect to such Interest Payment Date, which shall be the April 1 or October 1 (whether or not a Business Day) prior to such Interest Payment Date, provided that interest payable on the Stated Maturity or any redemption date shall be paid to the Person to whom principal is paid. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid as provided in said Indenture.

    If any Interest Payment Date, any redemption date or Stated Maturity is not a Business Day, then payment of the amounts due on this Note on such date will be made on the next succeeding Business Day, and no interest shall accrue on such amounts for the period from and after such Interest Payment Date, redemption date or Stated Maturity, as the case may be, with the same force and effect as if made on such date. The principal of (and premium, if any) and the interest on this Note shall be payable at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, New York, in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest (other than interest payable on the Stated Maturity or any redemption date) may be made at the option of the Company by check mailed to the registered holder at such address as shall appear in the Security Register.

    This Note is one of a duly authorized series of Notes of the Company (herein sometimes referred to as the “Notes”), specified in the Indenture, all issued or to be issued in one or more series under and pursuant to an Indenture dated as of September 1, 2017 duly executed and delivered between the Company and The Bank of New York Mellon Trust Company, N.A., a national banking association formed under the laws of the United States, as Trustee (herein referred to as the “Trustee”) (such Indenture, as originally executed and delivered and as thereafter supplemented and amended being hereinafter referred to as the “Indenture”), to which Indenture and all indentures supplemental thereto or Company Orders reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes. By the terms of the Indenture, the Notes are issuable in series which may vary as to amount, date of maturity, rate of interest and in other respects as in the Indenture provided. This Note is one of the series of Notes designated on the face hereof.

The Notes may be redeemed by the Company at its option, in whole at any time or in part from time to time, upon not less than ten but not more than sixty days’ prior notice (either by mail or in compliance with the applicable procedures of DTC).

    Prior to April 15, 2055 (six months prior to the maturity date (the “Par Call Date”)), the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate applicable to the Notes plus 20 basis points less (b) interest accrued to the redemption date; and 100% of the principal amount of the Notes to be redeemed, plus, in each case, accrued and unpaid interest thereon to, but excluding the redemption date.

On or after the Par Call Date, the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon to but excluding the redemption date.

    “Treasury Rate” means, with respect to any redemption date, the yield determined by us in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable:

•the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or

•if there is no such Treasury constant maturity on H.15 exactly equal to the applicable Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than such Remaining Life—and shall interpolate to the Par Call Date, on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or
•if there is no such Treasury constant maturity on H.15 shorter than or longer than the applicable Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to such Remaining Life. For purposes of this clause, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date, but there are two or more United States Treasury securities with a maturity date equally distant from such Par Call Date, one with a maturity date preceding such Par Call Date and one with a maturity date following such Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding such Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date, or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The Trustee shall have no obligation or duty whatsoever to determine, or to verify the Company’s calculations of, the redemption price.

    The Company shall not be required to (i) issue, exchange or register the transfer of any Notes during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of less than all the outstanding Notes of the same series and ending at the close of business on the day of such mailing, nor (ii) register the transfer of or exchange of any Notes of any series or portions thereof called for redemption. This Global Note is exchangeable for Notes in definitive registered form only under certain limited circumstances set forth in the Indenture.

    In the event of redemption of this Note in part only, a new Note or Notes of this series, of like tenor, for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender of this Note.

    In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

    The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note upon compliance by the Company with certain conditions set forth therein.

    As described in the Company Order and Officers’ Certificate, the Company is subject to a covenant regarding making certain tax information available to the Trustee and, so long as this Note is outstanding, the Company is subject to a limitation on Liens, in each case as described therein.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes of each series affected at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Notes of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, or reduce the amount of the principal of a Discount Security that would be due and payable upon a declaration of acceleration of the maturity thereof pursuant to the Indenture, without the consent of the holder of each Note then outstanding and affected; (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, or reduce the percentage of Notes, the holders of which are required to waive any default and its consequences, without the consent of the holder of each Note then outstanding and affected thereby; or (iii) modify any provision of Section 6.01(c) of the Indenture (except to increase the percentage of principal amount of securities required to rescind and annul any declaration of amounts due and payable under the Notes), without the consent of the holder of each Note then outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Notes of all series at the time outstanding affected thereby, on behalf of the Holders of the Notes of such series, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture with respect to such series, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any of the Notes of such series. Any such consent or waiver by the registered Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

    No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

    As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered holder hereof on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company as may be designated by the Company accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

    Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any paying agent and any Security Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

    No recourse shall be had for the payment of the principal of or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

    The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of the same authorized denomination, as requested by the Holder surrendering the same.

    All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

    This Note shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee, which signature may be manual, facsimile or electronic, provided any electronic signature is a true representation of the signer’s actual signature.

    IN WITNESS WHEREOF, the Company has caused this Instrument to be executed.

                    AEP TEXAS INC.

                    By: _______________________
Marc B. Hunter
Assistant Treasurer

Attest:

By: __________________________
David C. House
Assistant Secretary

CERTIFICATE OF AUTHENTICATION

    This is one of the Notes of the series of Notes designated in accordance with, and referred to in, the within-mentioned Indenture.

Dated: September 24, 2025

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By: _________________________
    Authorized Signatory

    FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE)

_______________________________________

________________________________________________________________

________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
________________________________________________________________
ASSIGNEE) the within Note and all rights thereunder, hereby
________________________________________________________________
irrevocably constituting and appointing such person attorney to
________________________________________________________________
transfer such Note on the books of the Issuer, with full
________________________________________________________________
power of substitution in the premises.

Dated:________________________        _________________________

NOTICE:    The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatever and NOTICE: Signature(s) must be guaranteed by a financial institution that is a member of the Securities Transfer Agents Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”) or the New York Stock Exchange, Inc. Medallion Signature Program (“MSP”).

Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate to be issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein. Except as otherwise provided in Section 2.11 of the Indenture, this Security may be transferred, in whole but not in part, only to another nominee of the Depository or to a successor Depository or to a nominee of such successor Depository.

No. R-2

AEP TEXAS INC.
5.85% Senior Notes, Series P, due 2055

CUSIP/ISIN: 00108W AU4 / US00108WAU45			Original Issue Date: September 24, 2025

Stated Maturity: October 15, 2055			Interest Rate: 5.85%

Principal Amount: $250,000,000

Redeemable:	Yes	No
In Whole:	Yes	No
In Part:	Yes	No

    AEP TEXAS INC., a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the Principal Amount specified above on the Stated Maturity specified above, and to pay interest on said Principal Amount from the Original Issue Date specified above or from the most recent interest payment date (each such date, an “Interest Payment Date”) to which interest has been paid or duly provided for, semi-annually in arrears on April 15 and October 15 in each year, commencing on April 15, 2026, at the Interest Rate per annum specified above, until the Principal Amount shall have been paid or duly provided for. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

    The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, as provided in the Indenture, as hereinafter defined, shall be paid to the Person in whose name this Note (or one or more Predecessor Securities) shall have been registered at the close of business on the Regular Record Date with respect to such Interest Payment Date, which shall be the April 1 or October 1 (whether or not a Business Day) prior to such Interest Payment Date, provided that interest payable on the Stated Maturity or any redemption date shall be paid to the Person to whom principal is paid. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid as provided in said Indenture.

    If any Interest Payment Date, any redemption date or Stated Maturity is not a Business Day, then payment of the amounts due on this Note on such date will be made on the next succeeding Business Day, and no interest shall accrue on such amounts for the period from and after such Interest Payment Date, redemption date or Stated Maturity, as the case may be, with the same force and effect as if made on such date. The principal of (and premium, if any) and the interest on this Note shall be payable at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, New York, in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest (other than interest payable on the Stated Maturity or any redemption date) may be made at the option of the Company by check mailed to the registered holder at such address as shall appear in the Security Register.

    This Note is one of a duly authorized series of Notes of the Company (herein sometimes referred to as the “Notes”), specified in the Indenture, all issued or to be issued in one or more series under and pursuant to an Indenture dated as of September 1, 2017 duly executed and delivered between the Company and The Bank of New York Mellon Trust Company, N.A., a national banking association formed under the laws of the United States, as Trustee (herein referred to as the “Trustee”) (such Indenture, as originally executed and delivered and as thereafter supplemented and amended being hereinafter referred to as the “Indenture”), to which Indenture and all indentures supplemental thereto or Company Orders reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes. By the terms of the Indenture, the Notes are issuable in series which may vary as to amount, date of maturity, rate of interest and in other respects as in the Indenture provided. This Note is one of the series of Notes designated on the face hereof.

2

The Notes may be redeemed by the Company at its option, in whole at any time or in part from time to time, upon not less than ten but not more than sixty days’ prior notice (either by mail or in compliance with the applicable procedures of DTC).

    Prior to April 15, 2055 (six months prior to the maturity date (the “Par Call Date”)), the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate applicable to the Notes plus 20 basis points less (b) interest accrued to the redemption date; and 100% of the principal amount of the Notes to be redeemed, plus, in each case, accrued and unpaid interest thereon to, but excluding the redemption date.

On or after the Par Call Date, the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon to but excluding the redemption date.

    “Treasury Rate” means, with respect to any redemption date, the yield determined by us in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable:

•the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or

•if there is no such Treasury constant maturity on H.15 exactly equal to the applicable Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield
3

corresponding to the Treasury constant maturity on H.15 immediately longer than such Remaining Life—and shall interpolate to the Par Call Date, on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or
•if there is no such Treasury constant maturity on H.15 shorter than or longer than the applicable Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to such Remaining Life. For purposes of this clause, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date, but there are two or more United States Treasury securities with a maturity date equally distant from such Par Call Date, one with a maturity date preceding such Par Call Date and one with a maturity date following such Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding such Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date, or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The Trustee shall have no obligation or duty whatsoever to determine, or to verify the Company’s calculations of, the redemption price.

    The Company shall not be required to (i) issue, exchange or register the transfer of any Notes during a period beginning at the opening of business 15 days before the day of the mailing
4

of a notice of redemption of less than all the outstanding Notes of the same series and ending at the close of business on the day of such mailing, nor (ii) register the transfer of or exchange of any Notes of any series or portions thereof called for redemption. This Global Note is exchangeable for Notes in definitive registered form only under certain limited circumstances set forth in the Indenture.

    In the event of redemption of this Note in part only, a new Note or Notes of this series, of like tenor, for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender of this Note.

    In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

    The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note upon compliance by the Company with certain conditions set forth therein.

    As described in the Company Order and Officers’ Certificate, the Company is subject to a covenant regarding making certain tax information available to the Trustee and, so long as this Note is outstanding, the Company is subject to a limitation on Liens, in each case as described therein.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes of each series affected at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Notes of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, or reduce the amount of the principal of a Discount Security that would be due and payable upon a declaration of acceleration of the maturity thereof pursuant to the Indenture, without the consent of the holder of each Note then outstanding and affected; (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, or reduce the percentage of Notes, the holders of which are required to waive any default and its consequences, without the consent of the holder of each Note then outstanding and affected thereby; or (iii) modify any provision of Section 6.01(c) of the Indenture (except to increase the percentage of principal amount of
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securities required to rescind and annul any declaration of amounts due and payable under the Notes), without the consent of the holder of each Note then outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Notes of all series at the time outstanding affected thereby, on behalf of the Holders of the Notes of such series, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture with respect to such series, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any of the Notes of such series. Any such consent or waiver by the registered Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

    No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

    As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered holder hereof on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company as may be designated by the Company accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

    Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any paying agent and any Security Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

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    No recourse shall be had for the payment of the principal of or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

    The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of the same authorized denomination, as requested by the Holder surrendering the same.

    All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

    This Note shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee, which signature may be manual, facsimile or electronic, provided any electronic signature is a true representation of the signer’s actual signature.

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    IN WITNESS WHEREOF, the Company has caused this Instrument to be executed.

                    AEP TEXAS INC.

                    By: _______________________
Marc B. Hunter
Assistant Treasurer

Attest:

By: __________________________
David C. House
Assistant Secretary

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CERTIFICATE OF AUTHENTICATION

    This is one of the Notes of the series of Notes designated in accordance with, and referred to in, the within-mentioned Indenture.

Dated: September 24, 2025

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By: _________________________
    Authorized Signatory

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    FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE)

_______________________________________

________________________________________________________________

________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
________________________________________________________________
ASSIGNEE) the within Note and all rights thereunder, hereby
________________________________________________________________
irrevocably constituting and appointing such person attorney to
________________________________________________________________
transfer such Note on the books of the Issuer, with full
________________________________________________________________
power of substitution in the premises.

Dated:________________________        _________________________

NOTICE:    The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatever and NOTICE: Signature(s) must be guaranteed by a financial institution that is a member of the Securities Transfer Agents Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”) or the New York Stock Exchange, Inc. Medallion Signature Program (“MSP”).

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